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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  __February 1, 2001__

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                           JUNO ONLINE SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

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
           DELAWARE                      000-26009                 13-3914547
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 (State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                       Identification No.)
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
             1540 BROADWAY, NEW YORK, NEW YORK                         10036
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          (Address of principal executive offices)                  (Zip Code)
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                                 (212) 597-9000
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              (Registrant's telephone number, including area code)

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          (Former name or former address if changed since last report)

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ITEM 5.  OTHER EVENTS.

    On February 1, 2001, Juno Online Services, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (C) EXHIBITS. The following document is filed as an exhibit to this Report:

       99  Press Release, dated February 1, 2001.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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
                                                            JUNO ONLINE SERVICES, INC.
                                                     ----------------------------------------
                                                                   (Registrant)

            February 2, 2001                                      /s/ CHARLES ARDAI
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                  Date                                  Charles Ardai, President and Chief
                                                                 Executive Officer
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